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                                                                  EXHIBIT 10(e)

                           BOATMEN'S BANCSHARES, INC.
                      1987 NON-QUALIFIED STOCK OPTION PLAN


1.    PURPOSE
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                 The purpose of the 1987 Non-Qualified Stock Option Plan (the
                 "Plan") of Boatmen's Bancshares, Inc. (the "Corporation") is to provide increased incentive for certain key employees of the Corporation and its subsidiaries and encourage them to acquire a proprietary interest in the Corporation.


2.    SHARES
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                 The shares which may be issued under the Plan shall be limited to 3,500,000 shares, par value $1.00 per share, of the common stock of the Corporation (the "Shares"), subject to adjustment as provided in Section 12 of the Plan. The Shares may be either authorized but unissued shares or treasury shares.


3.    ADMINISTRATION
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                 The Plan shall be administered by the Compensation Committee
                 (the "Committee") composed of three or more directors of the Corporation who are not officers or employees thereof. Members of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors. Subject to the express provisions of the Plan, the Committee shall have complete authority to determine the individuals to whom and the time or times when options shall be granted and when they may be exercised, to specify the terms and provisions of the options, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to the conduct of the Committee's affairs, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations by the Committee shall be conclusive.


4.    ELIGIBILITY
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                 Options may be granted only to key employees of the
                 Corporation or its subsidiaries, including but not limited to officers, whether or not they are directors of the Corporation or its subsidiaries.


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5.    OPTION PRICE
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                 The price per share for Shares to be sold pursuant to an
                 option shall be not less than the fair market value thereof on the date on which the option is granted, as determined by the Committee.


6.    OPTION PERIOD; LIMITATIONS ON RIGHT TO EXERCISE
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                 An option by its terms may be exercised only during an option period commencing on the date on which the option is granted and ending no more than ten years thereafter, provided, however, that the Committee may specify such additional restrictions upon the right of optionees to exercise options within the aforementioned option period as said Committee may deem advisable from time to time.


7.    PAYMENT FOR SHARES
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                 Full payment for Shares purchased shall be made on or before the time of exercise of the option. Such payment shall be made in cash or, if authorized by the Corporation, in whole or in part in common shares of the Corporation valued at fair market value, as determined by the Committee. Options may be exercised in whole or in part. No Shares will be issued until full payment therefor has been made and the optionee shall have none of the rights of a shareholder until such payment is made.


8.    STOCK APPRECIATION RIGHTS
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                 A stock appreciation right may be granted to an eligible
                 employee, as set forth in Section 4 hereof, in connection with (and only in connection with) any option granted under the Plan subject to the following terms and conditions:

                 (a) Such stock appreciation right shall entitle a holder of an option within the period specified for the exercise of the option in the related option grant to surrender the unexercised option (or a portion thereof) and to receive in exchange therefor a payment in cash equal to the product of (i) the amount by which (A) the fair market value of each Share on the exercise date exceeds (B) the option price per Share, times (ii) the number of Shares under the option, or portion thereof, which is surrendered.

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                 (b)  Exercise of any such stock appreciation right by any
                      director, officer or 10% beneficial shareholder of the Corporation shall be effected in conformity with the limitations and restrictions contained in Rule 16b-3(e) of the General Rules and Regulations under the Securities Exchange Act of 1934, or in any successor provision thereto, which may have the effect of limiting the time period for exercise of such right to certain "window periods" following the release by the Corporation of quarterly and annual financial information. Exercise of any stock appreciation right granted hereunder shall become effective upon receipt by the Committee of a written notice of election to exercise or, if one or more conditions to exercise are not satisfied at such time, as of the first subsequent date on which all such conditions are satisfied. With the exception of the foregoing, each stock appreciation right granted hereunder shall be subject to the same terms and conditions as the related option, shall be exercisable only to the extent such option is exercisable and shall terminate or lapse and cease to be exercisable when the related option terminates or lapses and ceases to be exercisable.

                 (c) Upon exercise of a stock appreciation right, the number of Shares subject to exercise under the related option shall automatically be reduced by the number of Shares represented by the option or portion thereof which is surrendered in connection with the exercise of the right.


9.    NON-TRANSFERABILITY OF OPTIONS OR STOCK APPRECIATION RIGHTS
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                 All options and stock appreciation rights granted under the
                 Plan by their terms shall be non-transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by him.

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10.   TERMINATION OF EMPLOYMENT
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                 If the employment of an optionee by the Corporation or any subsidiary of the Corporation is terminated other than by reason of his death, disability (within the meaning of Section 105(d)(4) of the Internal Revenue Code), or retirement, he may exercise his option or stock appreciation right, if applicable, at any time within one year after such termination, provided that an optionee whose employment is terminated by reason of conduct which the Committee determines to have been knowingly fraudulent, deliberately dishonest or willful misconduct shall forfeit all rights hereunder and provided further that no exercise of any option or stock appreciation right may take place later than the end of the term specified in the grant. No change in the duties of an optionee, while in the employ of the Corporation or any subsidiary of the Corporation, or any transfer among them shall constitute termination of employment by the Corporation or any subsidiary of the Corporation. Nothing in the Plan or in any option or stock appreciation right shall be deemed to create any limitation or restriction on such rights as the Corporation and its subsidiaries otherwise would have to terminate the employment of any person at any time for any reason.


11.   DEATH OF OPTIONEE
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                 In the event of the death of an optionee prior to the exercise of an option or stock appreciation right granted under this Plan, such optionee's estate, or any person who acquired the right to exercise such option or stock appreciation right by bequest or inheritance or by reason of the death of the optionee, may exercise such option or stock appreciation right to the same extent that the optionee would have been entitled to exercise such option or right and subject to the same restrictions upon such exercise.


12.   EFFECT OF CHANGE IN SHARES
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                 If there is any change in the Shares by reason of stock
                 dividends, split-ups or consolidations of Shares, recapitalizations, mergers, consolidations, reorganizations, combinations or exchange of Shares, the number and class of shares available for options and the number of shares and stock appreciation rights subject to any outstanding option, and the price thereof, shall be appropriately adjusted by the Committee, provided, however, that, if the Corporation shall issue additional capital stock of any class for a consideration, there shall be no adjustment.

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13.   AMENDMENT OR TERMINATION
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                 Unless the Plan shall theretofore have been terminated as
                 hereinafter provided, the Plan shall terminate on, and no option or stock appreciation right shall be granted hereunder after, ten years from the effective date hereof. The Board of Directors of the Corporation may, at any time prior to that date, terminate the Plan or make such modifications of the Plan as it may deem advisable.


14.   REGULATORY AUTHORITY
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                 Each option and stock appreciation right grant shall be
                 subject to, and no exercise of any option or stock appreciation right shall be effective unless and until there shall have been, compliance, to the extent the Committee shall deem advisable, with the requirements of all applicable Federal, state and other pertinent regulatory authority.


15.   APPLICABLE LAW
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                 The Plan shall be governed and construed in accordance with the laws of the State of Missouri.


16.   EFFECTIVE DATE OF PLAN
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                 The Plan shall be effective as of February 10, 1987, but no option or stock appreciation right granted hereunder, if any, may be exercised unless and until the Plan shall have been approved by the shareholders of the Corporation.



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